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                                                                    Exhibit 10.3

                 -----------------------------------------------
                          STANDARD FORM OF LOFT LEASE
                       The Real Estate Board of New York

                 -----------------------------------------------

Agreement of Lease, made this 8th day of May 1996, between

IRVING REALTY CO, with offices at: 39 Gramercy Park N.
                                   New York, NY  10010

party of the first part, hereinafter referred to as LANDLORD, and DANIEL WEISS ASSOCIATES, INC. with offices at: 33 West 17th Street, 11/th/ Floor
                                               New York, NY 10011

Witnesseth: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord
      The entire ELEVENTH (11th) Floor, (The "demised premises")

in the building known as 33 West 17th Street, NY, NY 10011 (the "building") in the borough of Manhattan, City of New York, for the term of Seven (7) years (the "term")

      (or until such term shall sooner cease and expire as hereinafter provided), to commence on the 1st day of June nineteen hundred and ninety six, and to end on the 31st day of May Two thousand and three, both dates inclusive, at an annual rental rate of __________: See attached Rider A, Article Thirty-Eight (#38)

which Tenant agrees to pay in lawful money of the United which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set or deduction whatsoever, except that Tenant shall pay the first (____)monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant sold the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

      1.  Tenant shall pay the rent as above and as hereinafter provided.
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Occupancy:

     2. Tenant shall use and occupy demised premises for general offices use in connection with publishing business and for no other purpose.

Alterations:

     3. Tenant shall make no changes in or to the described premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanic first approved by Landlord. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord on Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the demised premises unless Landlord, by notice in Tenant no later than twenty days prior to the date fixed as the termination of this lease, offers to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of the lease at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, removable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building caused in such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant., whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

Repair:

     4. Landlord shall maintain and repair the public portions of the building, both exterior and interior. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the
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elements, fire or other casualty, excepted. Notwithstanding the foregoing, all damages or injury to the demised premises or to any other part of the building, or to is fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building a nd the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal in the original work or construction. If Tenant fails after ten days notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of a bill or statement therefor. If the demised premises be or becomes infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Landlord. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the demised premises and following such notice, Landlord shall remedy the condition with due diligence but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in the lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in
Article 9 hereof.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the New York State Labor law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction


Requirements of Law, Fire Insurance, Floor Loads:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building or arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the law). Except as provided in Article 9 hereof, nothing herein shall require Tenants to make structural repairs or
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alterations unless Tenant has by its manner of use of the demised premises or method of operation herein, violated any such laws, ordinances, orders, rules regulations or requirements with respect thereto. Tenant may, after insuring Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the demised premises or any part thereof to be condemned or vacated, Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies or insurance at any time carried by or for the benefit of Landlord with respect to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Landlord to any liability or responsibility in any person or for property damage, nor shall Tenant keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable in the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning o this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all sofas, business machines and mechanical equipment. Such installation shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:

     7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and
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no further instrument of subordination shall be required by any ground or underlying lessee or by any mortgage, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

Property - Loss, Damage, Reimbursement, Indemnity:

     8. Landlord or its agents shall not be liable for any damages to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate. Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licenses, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then, in any of such events, Landlord may elect to terminate this lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon, the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the name.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment, Mortgages, Etc.:

     11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

Electric Current:

     12. Rates and conditions in respect to submetering or rent inclusing, as the case may be, to be added in RIDER attached hereto. Tenant covenatns and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Landlord's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric servie shall in no wise make Landlord liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

     13. Landlord or Landlord's agent shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement or rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six month period, place upon the premises usual notices "To Let" and "For Sale" which notices to Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, not in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Landlord's work, if any. In any event, Landlord makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

Bankruptcy:

     16. (a) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within 60 days thereof, Tenant fails to secure a dismissal thereof, or if Tenant make an assignment for the benefit of creditors or petition for or enter into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated by written notice to the Tenant (but if any of such events occur prior to the commencement date, this lease shall be ipso facto cancelled and terminated) and whether such cancellation and termination occur prior to or during the term, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of any order of any court, shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages, any rent, security deposit or moneys received by him from Tenant or others in behalf of Tenant. If this lease shall be assigned in accordance with its terms, the provisions of his Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder of r the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if the demised premises are damaged by reason of negligence or carelessness of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Landlord shall be the sole judge; then, in any one or more of such events, upon Landlord serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three
(3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereof such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional payment herein required; then and in any of such events Landlord may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Landlord and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerages, and/or putting the demised premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms ,which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding Landlord. In putting the demised premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by tenant to Landlord hereunder. In the event of a breach or threatened breach by Tenant of any of the covenant or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

     19. If tenant shall default in the observance or performance of any term or covenant on tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, landlord may immediately or at any time thereafter and without notice perform the obligation of tenant thereunder, and if landlord, in connection therewith or in connection with any default by tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by tenant to landlord within five
(5) days of rendition of any bill or statement to tenant therefor, and if tenant's lese term shall have expired at the time of making such expenditures or incurring of such obligations, such sums shall be recoverable by landlord as damages.

No Representations by Landlord:

     20. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Landlord and tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect and abandonment of it in while or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

          21. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear expected, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Outlet Employment:

          22. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

          23. If Landlord is unable to give possession of the demised premises on the date of the commencement of the term thereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

          24. The failure of the Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or

Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to remedy in this lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

          25. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damages) on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

Inability to Perform:

          26. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to makes, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of an rule, order or regulation of any department of subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

          27. Except as otherwise in this lease provided, a bill, statement, notice or communication which Landlord may desire or be require to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of Tenant, mailed or left at the premises as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail address to Landlord at the address first hereinabove given or at such other address as Landlord shall designate by written notice.

Water Charges:

          28. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Landlord to be the sole judge) Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the same from Tenant. Tenant covenants and agrees to pay the sewer rent. If the building or the demised premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Landlord as additional rent, on the first day of each month, _____% ($75.00) of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

Sprinklers:

          29. Anything elsewhere in this lease to the contrary not-writers or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non- structural in nature. Tenant shall pay to Landlord as additional rent the sum of $75.00 on the first day of each month during the term of this lease, and Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

          30. As long as Tenant is not in default under any of the convenants of this lease Landlord shall: (c) at Landlord's expense cause to be kept clean the public halls and public portions of the building, which are used in common by all tenants. Tenant shall at Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Landlord and for that purpose shall employ the person or persons, or corporation approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Landlord. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the building. Landlord reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. And Landlord shall have no responsibility or liability for failure to supply heat, elevator, plumbing and electric service during said period or when prevented from so doing by strikes, accidents or by any cause beyond Landlord's control, or by laws, orders or regulations of any Federal, State or Municipal Authority, or failure or coal, oil or other suitable fuel supply, or inability by exercise of reasonable diligence to obtain coal, oil or other suitable fuel. If the building of which the demised premises are a part supplies manually operated elevator service. Landlord may proceed with alterations necessary to substitute automatic control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant and Landlord pursues with due diligence the completion of the alterations.

Security:

          31. Tenant has deposited with Landlord the sum of $12,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease: it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

          32. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

          33. The term "Landlord" as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed an construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except) such portio nthereof as is covered by specific hours in Article 30 hereof). Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation - Shoring:

          34. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

Rules and Regulations:

          35. Tenant and Tenant's servants, employees, agents, visitors, and licensee shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time to adopt. Notice of any additional rules or regulations shall be given in such manner as

Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writhing upon Landlord within ten
(10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

          36. Landlord shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises, Landlord may insure and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of the Landlord. Bills for the premiums therefore shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

Successors and Assigns:

          37. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

               Articles # 38 through # 50 of this Lease are set forth in Rider A to this Lease and are incorporated herein by reference and made a part hereof.

          In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                     LANDLORD:

Witness for Landlord:                     /s/ Norman Kurlan
                                     _____________________________
                                     By:  Norman Kurlan
                                          Irving Realty Co.

____________________________


                                     TENANT:

                                     Daniel Weiss Associates

Witness for Tenant:                       /s/ Daniel Weiss
                                     --------------------------------
                                     By:  Daniel Weiss, President
                                          /s/ Les Morgenstein
                                     ---------------------------------
                                     By:  Les Morgenstein


____________________________


                                     Tenant taxpayer ID # 13 -
                                                         ------


Tenant Attorney: Name:
                 Address:
                 Telephone:
                 Fax #:

                                ACKNOWLEDGMENTS

CORPORATE LANDLORD
STATE OF NEW YORK  )  ss.:
     County of     )

          On this _____ date of ___________, 19__, before me personality came ________________, to me known, who being by me duly sworn, did depose and say that he resides in ______________; that he is the ___________ of ____________________ the corporation described in and which executed the foregoing instrument, as LANDLORD, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL LANDLORD
STATE OF NEW YORK  )  ss.
     County of     )

          On this _____ date of ___________, 19__, before me personality came ________________, to me known, and known to me to be the individual described in and who, as LANDLORD, executed the foregoing instrument and acknowledged to me that he executed the name,


CORPORATE TENANT
STATE OF NEW YORK  )  ss.:
     County of     )

          On this _____ date of ___________, 19__, before me personality came ________________, to me known, who being by me duly sworn, did depose and say that he resides in ______________; that he is the ___________ of ____________________ the corporation described in and which executed the foregoing instrument, as TENANT, that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL TENANT
STATE OF NEW YORK  )  ss.:
     County of     )

          On this _____ date of ___________, 19__, before me personality came ________________, to me known, and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the name,

                            IMPORTANT -  PLEASE READ


                       RULES AND REGULATIONS ATTACHED TO
                         AND MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 35.

          1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress in and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Landlord. There shall not be used in any space or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situate on the ground floor of the building Tenant hereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

          2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of the rule shall be borne by the tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

          3. No carpet, rug or other article shall be hung or shaken out of any window of the buildings; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

          4. No awnings or other projections shall be attached to the outside walks of the building without the prior written consent of Landlord.

          5. No sign, advertisement, notice or other letterbox shall be exhibited, inscribed, pointed or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without be prior written consent of Landlord, except that the name of Tenant may appear on the entrance door of the remises. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet should be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of size, color and style acceptable to Landlord.

          6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come to direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use or cement or other similar adhesive material being expressly prohibited.

          7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, no furnished, such Tenant shall pay to Landlord the cost thereof.

          8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Landlord. Landlord reserves the right to inspect all which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

          9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

          10. Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sunday, and legal holidays all persons who do not present a pass to the building signed by Landlord. Landlord will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Landlord for all acts of such persons.

          11. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

          12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

                                    RIDER A


RIDER TO A LEASE DATED April 22, 1996, BETWEEN Irving Realty Co., AS LANDLORD AND Daniel Weiss Associates, Inc., AS TENANT.
                       ________________________________-

38.       RENT SCHEDULE:
          --------------

          At an annual rental of SEVENTY-EIGHT THOUSAND DOLLARS ($78,000.00),
                                 ------------------------------
payable in equal monthly installments of $6,500.00 from 6/1/96 to 12/31/96 and then,

          At an annual rental of EIGHTY THOUSAND AND SEVEN HUNDRED DOLLARS,
                                 ------------------------------------------
($80,700.00), payable in equal monthly installments of $6,725.00 from 1/1/97 to 12/31/97 and then,

          At an annual rental of EIGHTY-SIX THOUSAND AND FOUR HUNDRED DOLLARS,
                                 ---------------------------------------------
($86,400.00), payable in equal monthly installments of $7,200.00 from 1/1/98 to 12/31/98 and then,

          At an annual rental of NINETY-ONE THOUSAND AND TWO HUNDRED DOLLARS,
                                 --------------------------------------------
($91,200.00), payable in equal monthly installments of $7,600.00 from 1/1/99 to 12/31/99 and then,

          At an annual rental of NINETY-FOUR THOUSAND AND EIGHT HUNDRED DOLLARS,
                                 -----------------------------------------------
($94,800.00), payable in equal monthly installments of $7,900.00 from 1/1/2000 to 12/31/2000 and then,

          At an annual rental of NINETY-SEVEN THOUSAND AND TWO HUNDRED DOLLARS,
                                 ----------------------------------------------
($97,200.00), payable in equal monthly installments of $8,100.00 from 1/1/2001 to 12/31/2001 and then,

          At an annual rental of NINETY-NINE THOUSAND DOLLARS ($99,000.00),
                                 ------------------------------------------
payable in equal monthly installments of $8,250.00 from 1/1/2002 to 5/31/2003.

ALL RENTS ARE DUE AND PAYABLE, ON THE FIRST OF EACH AND EVERY MONTH DURING THE TERM OF THE LEASE COMMENCING ON THE FIRST OF JUNE 1996.

39.       EXCULPATORY CLAUSE:
          ------------------

          Anything to the contrary notwithstanding Landlords liability for its negligence or failure to perform its obligation hereunder shall be limited to its interest in the Land and Building. Tenant shall neither seek to enforce nor enforce any judgment or other remedy against any other asset of Landlord or any individual who holds interest in Landlord.

40.       EFFECTIVENESS, ETC.:
          -------------------

          The submission of this Lease to Tenant shall not constitute an offer by Landlord to execute and exchange a Lease with Tenant and is made subject to Landlord's acceptance, execution and delivery thereof.

41.  INSURANCE:
     ----------

     Tenant shall obtain and keep in full force and effect during the Term a policy of comprehensive general public liability and property damage insurance with a broad form contractual liability endorsement under which Tenant is named as insured and Landlord is named as additional insured.
     The minimum limits of liability shall be a combined single limit with respect to each occurrence of at least $1,000,000.00 for injury (or death) and damage to property. Such insurance shall be effected under a valid and enforceable policy issued by a reputable and independent insurer legally permitted to do business in the State of New York.

42.  ADDITIONAL RENT:
     ----------------

     All payments other than Fixed Rent to be made by Tenant pursuant to this Lease shall be deemed additional rent and, in the event of any non payment thereof, Landlord shall have all the rights and remedies provided herein or bylaw for non payment of rent.

43.  SERVICES:
     ---------

     Supplementing Article #30, Landlord shall provided elevator facility as long as Tenant is NOT in default under any of the covenants of this Lease*, and furnish and distribute heat at reasonable temperatures to the demised premises on business days only and during the hours from 8:00 A.M. to 5:00 P.M. The term "business days" as used in this lease shall exclude (i) Saturdays and Sundays, (ii) all days observed as legal holidays by either the State of New York or the Federal Government, and (iii) all days observed as Union holidays by Local Union 32BJ.

     *After notice and beyond applicable cure period, if any.

44.  ESCALATIONS:
     ------------

     A. In a determination of any increase in the Fixed Rent under the provisions of this Article #44, Landlord and Tenant agree as follows:

     1. "TAXES" shall mean the aggregate amount of real estate taxes and any general or special assessments (exclusive of penalties and interest thereon) imposed by any governmental authority having jurisdiction upon the Building and Land upon which it is situated or any tax or assessment hereafter imposed in whole or in part, in substitution for such real estate taxes and/or assessments.

     2. "ASSESSED VALUATION" shall mean the amount for which the Real Property is assessed pursuant to applicable provisions of the New York City Charter and the Administrative Code of the City of New York for the purpose of imposition of Taxes.

     3. "TAX YEAR" shall mean the period from July 1 through June 30 (or such other period as hereafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes.)

     4. "BASE TAXES" shall mean the taxes finally determined for the fiscal year July 1, 1995 to June 30, 1996, (Tenant shall have the benefit of any tax certiorari adjustment for years following the base period less costs, including attorney's fees.)

     5.  "TENANTS PROPORTIONATE SHARE" shall mean Eleven (11%) Percent.

     6. "COMPARISON YEAR" shall mean (i) with respect to Taxes, the Tax Year within the Commencement Date occurs and each subsequent Tax Year during the Term and (ii) with respect to Operating Expenses (herein defined), the calendar year during the Term for any part or all of which there is an increase in the Fixed Rent pursuant to subsection B of this Article #44.

     7. "OPERATING EXPENSES" shall mean the aggregate of those costs and expenses (and any taxes, if any, thereon) paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in respect to the operation, maintenance, and management of the Land or the Building and the sidewalks and areas adjacent thereto (hereinafter called "Operation of the Property") which in accordance with the accounting practices used by the Landlord are properly chargeable to the Operation of the Property together with and including (but without limitation) the cost of gas, steam, fuel, electricity, labor, utility taxes and financial expenses incurred in connection with the operation of the property such as increases in insurance premiums, attorney's fees and expenses, but specifically excluding (i) Taxes, (ii) income taxes imposed upon the Landlord, (iii) mortgage interest and principal, (iv) leasing commissions,
     (v) the cost of electrical energy furnished directly to the Tenants of the building, (vi) specific work performed for individual tenants, and (vii) Tenant litigations.

44.  ESCALATIONS: (continued)
     ------------------------

     8. "BASE OPERATING EXPENSES" shall mean the operating expenses for the period January 1, 1996 to December 31, 1996.

     9. "LANDLORD'S STATEMENT" shall mean a statement containing a comparison of any increase in the Fixed Rent for the preceding Comparison Year pursuant to the provisions of this Article #44.

     B.1. If the taxes payable for any Comparison Year (any part or all of which falls within the Term) shall represent an increase above Base Taxes, then the Fixed Rent for such Comparison Year, and continuing thereafter until a new Landlord's Statement is rendered to Tenant, shall be increased by Tenant's Proportionate Share of such interest.

     2. If the Operating Expenses for any Comparison Year (any part or all of which falls within the Term) shall be greater than the Base Operating Expenses then the Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to tenant, shall be increased by Tenant's Proportionate Share of such increase.

     C.1. At any time during or after any Comparison Year Landlord may render to Tenant a Landlord's Statement showing the amount of the increase in the Fixed Rent resulting from the operation of subsection B-1 of this Article #44. Landlord's failure to render a Landlord's Statement during or with respect to any Comparison Year shall not prejudice Landlord's right to render a Landlord's Statement during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to pay increase in the Fixed Rent pursuant to this Article #44 for such Comparison Year.

     2. At any time after thirty (30) days following the expiration of any Comparison Year, Landlord may render to Tenant a Landlord's Statement showing the amount of the increase in the Fixed Rent resulting from the operation of subsection B-2 oft his Article #44 with respect to the applicable preceding Comparison Year. Landlord's failure to render a Landlord's Statement with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to pay any increase in the Fixed Rent pursuant to this Article #44 for such Comparison Year.

     D. Tenant shall pay all increases computed pursuant to this Article #44 promptly upon Landlord rendering a Landlord's Statement.

     E. The expiration or termination of this Lease during any Comparison Year or any calendar year for any part or all of which there is an increase in the Fixed Rent under this Article #344 shall not affect the rights or obligations of the parties hereto respecting such increase and any Landlord's Statement relating to such increase may, on a pro rata basis, be sent to the Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. All payment due under such Landlord's Statement or comparative statement shall be payable within twenty (20) days after such statement is sent to tenant.

45.  ELECTRICITY:
     ------------

     Supplementing Article #12 of this Lease:

     A. Landlord shall not be obligated to furnish electricity to Tenant and Tenant shall arrange to obtain electricity from the public utility or other company servicing the Building. Such electricity may be furnished to Tenant by means of the then existing electrical facilities servicing the demised premises to the extent that the same are available, suitable, and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity in excess of that presently provided shall be installed by the Landlord, at Tenant's sole cost and expense, or by Tenant, at Landlord's sole discretion, at Tenant's sole cost and expense by electricians and mechanics approved by the Landlord in writing. A Utility owned meter is now in place.

     B. Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure or defect in the supply or character or electricity furnished to the demised premises by reason of any requirement, act or omission of Landlord or any public utility or other company servicing the Building with electricity or for any other reason except Landlord's willful or negligent acts.

46.  "AS IS"
     -------

     Supplementing Article #20 of this Lease:

     The demised premises is currently occupied by the tenant and shall be leased to tenant in their present "As Is" condition. EXCEPTION: Landlord agrees to paint premises, colors to be selected by Tenant.

47.  BROKERAGE:
     ----------

     Tenant warrants and represents to Landlord that it has dealt with no Broker, real estate salesman, or other similar person, firm or corporation in connection with the within Lease. Tenant shall indemnify and hold Landlord harmless of and from any and all claims, liabilities, loss, costs, damages and expenses (including without limitation attorney's and expert's fees and disbursements) which are based upon, result from or are incurred by Landlord by reason of a claim by any broker, person, firm or corporation for brokerage commissions and/or other compensation by reason of having dealt with Tenant.

48.  INDEMNIFICATION OF LANDLORD:
     ----------------------------

     Tenant shall indemnify and save harmless Landlord and Landlord' agent against and from (1) any and all claims against Landlord or such agents of whatever nature arising from any act, omission or negligence of Tenant or any sublease and Tenant's and any subleasee's contractors, licensees, agents, employees, invitees, or visitors; (ii) all claims against Landlord or such agents arising from any accident, injury, or damage whatsoever caused to any person or to the property of any person and occurring during the term of this Lease in or about the demised premises, or occurring outside of the demised premises, but anywhere within or about the building where such accident, injury or damage results or is claimed to have resulted from any act, omission or negligence of Tenant or any subleasee of Tenant's or any sublessee's agents, employees, invitees or visitors; (iii) any breach, violation, or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed; and (iv) any cost, liability, or responsibility for the payment of any sales tax or other tax with respect to any installments, furniture, fixtures, furnishings or other improvements located, installed or constructed in the demised premises, or the filing of any tax return if required by law), regardless of whether such tax is imposed upon Landlord or Tenant. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses (including, without limitation, reasonable attorneys' and experts' fees and disbursements) of any kind or nature incurred in or connection with any such claim or proceeding brought thereon, and the defense thereof.

49.  DIRECTORY:
     ----------

     Landlord agrees to allow the Tenant to post four (4) names on the lobby directory.

50.  ALTERATION:
     -----------

     Tenant agrees to maintain at their sole cost and expense in a manner reasonably acceptable to Landlord any leak created by the existing air conditioning installed by tenant and any other damage to the building of whatever kind of nature which results from the existing air conditioning system.


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